Exhibit 99.1

September 2013

Safe Harbor This presentation contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to expected synergies from the acquisition of Jumptap, expected full year 2013 pro forma combined guidance, expectations regarding the timing of closing, potential strategic benefits of the combination, our estimated and projected costs, expenditures, cash flows, growth rates and financial results, and our plans and objectives for future operations, growth or initiatives are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we currently expect. Risks and uncertainties associated with our business, including those associated with the proposed acquisition of Jumptap, are described in our filings from time to time with the Securities and Exchange Commission (SEC). Any forward-looking statement you see or hear during this presentation reflects our current views with respect to future events and is subject to these and other risks, uncertainties, and assumptions, and therefore are not guarantees of future performance. We assume no obligation and do not intend to update these forward-looking statements even if new information becomes available in the future. Included in this presentation are certain measures presented on a basis other than in accordance with generally accepted accounting principles (GAAP). Millennial Media believes presentation of these non-GAAP measures are useful to understand Millennial Media's performance, as they may exclude non-cash and other charges that we believe may not be indicative of Millennial Media’s on-going core operating results. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measure. Such reconciliations are included in this presentation and in filings Millennial Media makes from time to time with the SEC. 2

Agenda Market Overview Millennial Media Update M&A Financial Performance Review 3

Market Overview

9x 2012–2013 Revenue Growth Global Mobile Advertising 44% Millennial Media1 49% 5 Source: IDC Using the mid-point of the company’s pro forma, combined FY2013 revenue guidance as compared to Millennial Media 2012 revenue combined with Jumptap’s 2012 revenue, adjusting to exclude Jumptap’s Portal revenue for 2012. Mobile Advertising is a Large and Growing Market Millennial Media Growing Faster than Market 879 2,146 4,559 7,285 10,016 12,695 15,281 2,516 3,911 5,811 7,631 9,830 12,417 15,263 3,396 6,057 10,370 14,916 19,846 25,112 30,544 5,000 10,000 15,000 20,000 25,000 30,000 35,000 2010 2011 2012 2013 2014 2015 2016 Millions US International

6 Source: IDC NOTE: Third party mobile display includes networks and platforms that run ads on third party sites and apps, but not direct publishers and developers that sell their own advertising Millennial Media is the Independent Leader in the Mobile Ad Market 2012 Market Share US Third Party Mobile Display Google 29.0% Pro Forma Combined Millennial Media 28.7% Apple 14.8% All Others 27.5% Jumptap Contribution 10.7% 2011 Market Share US Third Party Mobile Display Apple 15.1% All Others 34.9% Google 23.8% Pro Forma Combined Millennial Media 26.2% Jumptap Contribution 9.5% Millennial Media and Jumptap both added share individually Combined, Millennial Media and Jumptap were on par with Google’s 2012 market share. Millennial Media Contribution 16.7% Millennial Media Contribution 18.0%

We Positioned Millennial Media to Leverage Shifts in Mobile Advertising 7 Managed Services Managed Services and Programmatic Ad Buying / Selling Smartphones Every Device: Phones, Tablets, PCs & TVs Device Driven by Content Adjacency Mobile Data Required for Audience Targeting Targeting Primarily Banner with Some Rich Media Accelerating Focus on Video, Rich Media and Native Ad Formats Previous Market Dynamics Today & Moving Forward Primarily U.S. Global Geography Achieving success during these shifts requires a leading data asset

8 Mobile Data is the Key that unlocks the True Digital Profile Data is the new content – In mobile, data-driven audiences are far more valuable to advertisers than mere content adjacency Mobile specific technology is required to aggregate mobile data and draw insights – online technology lacks effectiveness Millennial Media has built its data asset over seven years of mobile only focus

How Millennial Media Differentiates 9 While Google advertising operates across operating systems, Google owns its own operating system, app store and mobile device manufacturer. There is an industry perception that Google mobile ad products are focused primarily on Android devices. Pending MMX launch and Jumptap exchange buying. Pro forma for Jumptap acquisition. ~ Some publishers do fit the category and some do not.

Millennial Media Update

Millennial Media 2013 YTD Update 11 First half 2013 revenue up 47.1% over the same period in 2012 Increased market share and enhanced position as independent leader among mobile ad platforms Adjusted AEBITDA exceeded internal and Wall Street estimates Gross margin improvement of 2.4% during this period over the prior year period EBITDA margin improvement of 5.5% during this period over the prior year period Continued success with key brand advertisers 86 of top 100 Ad Age advertisers are clients Enhanced data asset - more than 450 million unique proprietary profiles that advertisers can target Expanded global platform in Asia-Pacific & Europe and added a partnership to serve Latin America Closed Metaresolver acquisition in Q2 Key focus area for improvement is app download business, which is addressed by Jumptap acquisition

2013 Areas of Focus – Update 12 Excel at programmatic to make it easier to buy and transact on our platform Relentless focus on growing our proprietary data asset Deliver effective advertising across many different device types Develop the most impactful ad formats Continue our global expansion

Key Priority: Programmatic 13 Shifts the ad buying responsibilities and decisions further from humans and toward an automated process Real-time systems and algorithms utilized to purchase and sell advertising in an efficient, data driven and highly targeted manner Early adopters are performance advertisers Core three to five year strategy for agency holding companies that spend on behalf of brands There are not yet mobile exchanges of scale – huge opportunity for Millennial Media with MMX What is Programmatic Advertising and Why is it Relevant? Main MM tech platform is, at its core, a real-time marketplace Developed over 7+ years Acquired in April 2013 Sophisticated bidding tools and technologies Near term launch Exciting ad tech partnerships as part of the launch

Key Priority: Data and Audience Targeting 14 Our platform analyzes massive amounts of data daily to provide a multi-dimensional view of individual profiles - the Relevance Graph The Relevance Graph provides deep insights into what is relevant to individuals Key inputs into our anonymous profiles are: location (place & time), app derived data, ad interactions and app preferences Our 450 million server side unique profiles enable more precise targeting for brand and performance advertisers User Profiles Millennial Media = True Relevance 3/2012 12/2012 6/2013 150 350 450 0 100 200 300 400 500 IPO FYE 2012 Today Millions

Key Priority: Cross – Device 15 Source: Millennial Media SMART report Device Mix by Impression Q2 2013 Increased 6% YoY – Driven By Tablet Growth

Hundreds of ad format options including mobile video, tablet specific, 360° view and interstitial, all enabled by our embedded Software Development Kits (SDK’s) Video business growing very fast and is key focus Video suite of offerings includes syncing key messages and toggling different videos SDK 5.0 is our latest 3-in-1 SDK for interactive video, rich media and banner Native ad formats such as in game interstitials and voice ads Cutting edge rich media capabilities through our own creative solutions and by enabling 3rd parties on our platform through the adoption of standards Key Priority: Ad Formats 16 * * Pew Research Center 2012

 17 International hubs in UK and Singapore 14 sales offices worldwide Partnerships created to accelerate global growth Cisneros in LatAm Various other partners in EMEA and Asia Pacific >100% year over year growth in EMEA and Asia-Pacific Key Priority: Global Expansion Advertisers are demanding global digital advertising platforms App economy has always been a global business KEY REGIONAL PARTNER OFFICES KEY OFFICE LOCATIONS

M&A

Millennial Media’s Vision Maps to Our Platform Approach 19 NOTE: Jumptap acquisition expected to close Q4 2013 MARKETPLACE

Overview of Jumptap 20 All Jumptap financial information is preliminary and unaudited Founded: 2004 Location: Boston, MA Employees: 198 User Profiles: 120M (45M Cross-screen) 2012 Revenue: $63.6M ($53 million excluding portal revenue)1 1H13 Revenue: $39.5M1 1H13 YoY revenue growth: 55% (excluding portal revenue)1 Leader in mobile performance advertising Processing more than 2 billion ads per day 20+ data partnerships 66 employees in product development 108 sales representatives 7 sales offices 58 patents and over 130 pending (US and International)

Transaction Overview 21 1 Cash payment up to approx $12 million with final mix to be determined by final share price at time of close. Overall ownership of equity could increase or decrease based on cash payment.

Complementary Assets and Capabilities 22 Brand & Premium Performance Performance / App Download & Cross-Screen Brand Demand Side Focus First Party Third Party Data Asset Smartphone, Tablet Smartphone, Tablet, PC Screens Targeted North America, APAC, Europe, LatAm US Markets Served Strategically Positioned with Mobile Developers Exchange Buying / RTB Supply Side Focus

Accelerates Millennial Media’s Key Priorities 23 1 Programmatic Strategy Jumptap is a Mature Programmatic Buyer as a “Mobile First” Demand Side Platform 45B+ bid requests per month Multi-datacenter infrastructure in place, exchange partners Automated Optimization Advanced bidding and targeting algorithms 65% of performance campaigns are machine optimized * *Beta Partner Diverse Connections to Exchange Impressions

Accelerates Millennial Media’s Key Priorities 24 2 Enriched Data Asset 120 Million Anonymous User Profiles JUMPTAP INTERACTION DATA AND INSIGHTS Over 20 Third Party Data Partnerships

Accelerates Millennial Media’s Key Priorities 25 3 Cross-Screen Capabilities Jumptap’s mobile match key technology anonymously identifies consumers, and delivers digital campaigns to those same consumers across multiple screens: smartphone, tablet & PC. Well positioned for connected TV in the future. This Cross-Screen Audience is 45 Million and Growing

Jumptap Brings Added Depth in Key Areas 26 Frank Weishaupt COO, Jumptap Bob Hammond CTO, Jumptap Adam Soroca Chief Product Officer, Jumptap

Financial Performance Review

Revenue Growth 28 Note: Jumptap figures are preliminary and unaudited and exclude portal revenue Source: IDC - “Global Mobile Advertising” includes search and display, globally. “Global Mobile Display” growth rates includes mobile display spend (non-search) in the United States, Western Europe, Asia-Pacific (Excl Japan), and Japan Using the mid-point of the company’s pro forma, combined FY2013 revenue guidance as compared to Millennial Media 2012 revenue of $177.7 million combined with Jumptap’s 2012 non-portal revenue of $53.0 million 2012-2013 Revenue Growth Global Mobile Advertising1 44% Global Mobile Display1 30% Millennial Media2 49% Pro-Forma Combined Revenue Growth Exceeding Overall Market Midpoint of 2013 Pro-Forma Combined Guidance

Financial Overview 29 Note: Jumptap figures are preliminary and unaudited. 1 $53 revenue for Jumptap excludes Portal revenue. 2 Gross Profit, Gross Margin and Adjusted EBITDA conformed to Millennial Media reporting policies. Pro Forma Combined Full Year 2013 Guidance Revenue: $340 – $350 million Adjusted EBITDA: $(1) – $1 million Pro Forma Combined Q3 2013 Guidance Revenue: $80 – $85 million Adjusted EBITDA: $(2) – $(1) million

Millennial Media First Half 2013 Performance 30

Expected Synergies and Integration Costs 31 Synergies $20 – $25 million expected by 2015 Primarily cost avoidance Engineering/product and sales professionals fill previously planned hiring needs at Millennial Media Data center consolidation Ad serving platform consolidation Other G&A Integration Costs Expected one-time transaction and integration costs of approximately $11 million in Q3 and Q4 2013

AEBITDA RECONCILIATION 32

Additional Information 33 Additional Information about the Proposed Acquisition and Where You Can Find It Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc.,2400 Boston Street, Suite 201, Baltimore, Maryland 21224. You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room. Interests of Certain Participants in the Solicitation Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial‘s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended. If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.